                                                                   Exhibit 99.1




                             ---------------------
                                   TRANSLATION
                             ---------------------







                              FINANCIAL STATEMENTS

                     as of January 1st to December 31st 1999

                            (according to U.S. GAAP)

                                       of

                                  SUPER NET AG

                                  NEU-ISENBURG

                           SUPERNET AKTIENGESELLSCHAFT
                                  NEU-ISENBURG


                      COMMENTS TO THE FINANCIAL STATEMENTS
                         (in conformance with U.S. GAAP)



                           as per December 31st, 1999

                                                                          Page 2
I.       NATURE OF THE BUSINESS


The company's activity comprises the development, the distribution, the management and sale of any products and services related to internet, particularly those concerning electronic commercial issues. Furthermore, the company is licensed to establish, to distribute, to manage and to deal with online services, telephone-services, software, hardware, data banks, federal-ranging networks, infrastructures, any transfert-issues, trading-goods, shopping-systems, call-enters and written information related to internet-services. Besides, the company is allowed to introduce as well as to follow up and to execute internet businesses.


II.      ACCOUNTING AND VALUATION PRINCIPLES

The financial statements of SuperNet Aktiengesellschaft, Neu-Isenburg, as of December 31st, 1999 have been established for the first time in accordance with the United States Generally Accepted Accounting Principles (US GAAP).


TURNOVER

The sales have been realised in conformance with the Statement of Position 97-2 "Software Revenue Recognition" of the American Institute of Certified Public Accountants. The requirements allowing turnover are the existence of a legally confirmed contract, the successful delivery of software, a fixed license-fee, respectively a licence-fee to be determined as well as probable payment. These prior conditions are to be fulfilled.

Payments for maintenance are to be received in proportion during contract duration.

Turnover related to consulting services of projects are to be realised in accordance with SOP 97-2 and SOP 81-1.


LIQUID ASSETS AND SHORT-TERM SECURITY INVESTMENTS

Liquid assets are composed by cash on hand and cash in bank.

Short-term security investments are valued at current value, as far as they are to be kept until maturity.


RECEIVABLES AND OTHER ASSETS

Receivables and other assets are valued at par value. Doubtful accounts of customers receivables have been accrued for individually. Furthermore, there has been provided a lump-sum accrual of 1 % upon the remaining liabilities (excluding VAT) for general payment risks and claims.


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                                                                          Page 3

INTANGIBLE ASSETS

The intangible assets comprise industrial property rights and EDP-software, which is to be depreciated over a useful life of 2 to 4 years.

To start with the fiscal year 1999, the company takes in account the Statement of Position ("SOP") 98-1 to deal with the costing of self-developed or acquired software for internal use. In accordance with SOP 98-1, some costs related to development or acquisition of internally used software are to be activated over the useful life of the software and to be depreciated. According to the German Commercial Law Act, the activation of self-developed software is not allowed.


PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment are valued at acquisition costs. Maintenance expenses, which do not increase the asset's value nor cause a prolongation of their useful life, are to be classified as current expenses. Profits or losses related to the disposition of assets are shown under other operating profits or expenses.

Fixed assets are depreciated in the straight line and declining balance method over their expected useful life.

The fixed useful lives are stated below:


Assets                                                     Depreciation method           Useful life
------                                                     -------------------           -----------
INTANGIBLE ASSETS
- industrial property rights                               straight line                 10 years
- EDP software                                             straight line                 2 - 4 years
PROPERTY, PLANT AND EQUIPMENT, NET
Computer network                                           straight line                 4 years
Vehicles                                                   declining                     5 years
Environmental devices                                      straight line                 4 years
Fixtures, Furniture and office equipment                   straight line                 5 years
PC, personal Notebooks etc.                                straight line                 4 years
Office equipment                                           straight line / declining     10 years
Communication devices                                      straight line                 4 years
Fittings                                                   declining                     4 years
Server                                                     straight line                 4 years


DECLINE IN VALUE OF LONG LIFE ASSETS

The company checks the impairments of it's long life assets, whenever any occurrence or circumstance suggest that the book value of those assets possibly does not seem to be justified any more. The book-values of long life assets are controlled by means of expected (discounted) cash-flows. Whenever this control proves a insufficiency, the assets are depreciated on their market value. In case of assets whose market value is difficult to state, they are depreciated to the estimated market value by means of the expected (discounted) cash-flow.


ACCOUNTS PAYABLE

The accounts payable are fixed at their repayable amounts.


OTHER ACCRUALS

The other accruals take into account any recognisable risks and uncertain commitments.


DEFERRED TAXES

With respect to the tax consequences and differences between assets and liabilities valuations on the US-GAAP-balance sheet and the relevant fiscal basis of assessment, deferred taxes are yearly accrued for; they are based on tax rates and taxable earnings in the year that probably compensates these variances. Besides, the existing deferred taxes from tax carry forward as per US-GAAP are to be taken into account. Activated ? deferred taxes are to be, if necessary, depreciated to the expected amount. Changes of the deferred taxes, assets or liabilities, are booked at the relevant cut-off date with effect on the result.


USE OF ESTIMATIONS

The establishment of the financial statements according to the US-GAAP has required estimations and suppositions by the management, which are likely to influence the amounts of the financial statements. The effective results may differ from these suppositions.

III.     COMMENTS OF THE BALANCE SHEET


LIQUID ASSETS AND SHORT-TERM SECURITIES


                                                                                31.12.1999        31.12.1998
                                                                              ----------------  ---------------
                                                                                          KDM              KDM

Cash on hand                                                                                9                1
Cash at banks                                                                             809              465
                                                                              ----------------  ---------------
Liquid assets                                                                             818              466
                                                                              ----------------  ---------------

Short term securities                                                                       1                9
                                                                              ----------------  ---------------


The securities are common stock of Massa Aktiengesellschaft amounting to KDM 1.



RECEIVABLES AND OTHER ASSETS

a)       TRADE RECEIVABLES


                                                                                31.12.1999        31.12.1998
                                                                              ----------------  ---------------
                                                                                          KDM              KDM

Trade receivables                                                                         283                0
                                                                              ----------------  ---------------
                                                                                          283                0
 ./.
Individual depreciations                                                                   55                0
Lump-sum depreciations                                                                      2                0
                                                                              ----------------  ---------------
Trade receivables net                                                                     226                0
                                                                              ----------------  ---------------



b)       OTHER ASSETS

The other assets essentially are VAT claims due to the tax administration.

TANGIBLE ASSETS


                                                                                31.12.1999        31.12.1998
                                                                              ----------------  ---------------
                                                                                          KDM              KDM
ACQUISITION COSTS:
Other plant, factory and office equipment                                                 518               90
Prepayments on tangible assets and construction in progress                                 0                5
                                                                              ----------------  ---------------
                                                                                          518               95
 ./.
Accumulated depreciations                                                                 129                3
                                                                              ----------------  ---------------
Tangible assets, net                                                                      389               92
                                                                              ----------------  ---------------



INTANGIBLE ASSETS


                                                                                31.12.1999        31.12.1998
                                                                              ----------------  ---------------
                                                                                          KDM              KDM
ACQUISITION COSTS:
Concessions, patents, licenses, trade marks and similar rights and assets                 441                1
 ./.
Accumulated depreciation                                                                  134                0
                                                                              ----------------  ---------------
Concessions, patents, licenses, trade marks and similar rights and assets                 307                1
                                                                              ----------------  ---------------



LONG-TERM LIABILITIES

a)       LIABILITIES DUE TO BANKS


                                                                                31.12.1999        31.12.1998
                                                                              ----------------  ---------------
                                                                                          KDM              KDM

Liabilities due to banks                                                                   37               41
 ./.
Discount                                                                                    1                1
                                                                              ----------------  ---------------
Long-term liabilities due to banks                                                         36               40
 ./.
Thereof due at short term                                                                  17               12
                                                                              ----------------  ---------------
                                                                                           19               28
                                                                              ----------------  ---------------


b)       ACCOUNTS PAYABLE, TRADE


                                                                                31.12.1999        31.12.1998
                                                                              ----------------  ---------------
                                                                                          KDM              KDM

Long term accounts payable                                                                 93                0
 ./.
Thereof due at short term                                                                  58                0
                                                                              ----------------  ---------------
                                                                                           35                0
                                                                              ----------------  ---------------


c)       MATURITY

The due dates of the long term accounts payable are listed on the table below:


                                                                                31.12.1999        31.12.1998
                                                                              ----------------  ---------------
                                                                                          KDM              KDM

1999                                                                                        0               12
2000                                                                                       75               14
2001                                                                                       52               14
2002                                                                                        3                1
                                                                              ----------------  ---------------
                                                                                          128               41
                                                                              ----------------  ---------------


d)       LOAN CONDITIONS

The long term accounts payable against banks are composed by several loans with a duration up to 3 years. Amortizations are monthly done. The interest rates are 1,9%. All of the loans are guaranteed by the financed vehicles pledged as security. The long term trade payables have a duration up to 2 years. Amortizations are monthly done. The interest rate is of 7,9%.


e)       CREDIT LINES

At present, the company has not been granted any credit line for its current accounts nor any short term credits.

OTHER ACCRUALS


                                                                                31.12.1999        31.12.1998
                                                                              ----------------  ---------------
                                                                                          KDM              KDM

Accruals for year end closing and auditing fees                                            40               12
Accruals for vacation pay                                                                  21                0
Accruals for expected invoices                                                             15                0
Other accruals                                                                             11                0
                                                                              ----------------  ---------------
Total amount                                                                               87               12
                                                                              ----------------  ---------------


The other accruals essentially concern court and legal costs of KDM 10. During the business year 1999, the SuperNet AG had filed a claim against a former customer who filed a cross action. The management believe that there is no utilisation threatening from this counterclaim.


OTHER LIABILITIES


                                                                                31.12.1999        31.12.1998
                                                                              ----------------  ---------------
                                                                                          KDM              KDM

Payable due to shareholders                                                                 6                2
Others                                                                                    458                8
                                                                              ----------------  ---------------
                                                                                          464               10
                                                                              ----------------  ---------------


The other liabilities essentially contain a short term loan of KDM 413.



SUBSCRIBED CAPITAL

The capital increase decided during the period from January 1st to December 31, 1999 and the evolution of the subscribed capital of the company are presented below:


                                                                                                  31.12.1998
                                                                                                ---------------
                                                                                                           KDM

As per January 1, 1999                                                                                     100
Capital increase                                                                                           400
                                                                                                ---------------
As per December 31, 1999                                                                                   500
                                                                                                ---------------


The subscribed capital had been fully paid in at balance date. At December 31, 1999, 100.000 shares at book-value of DM 5 had been subscribed for.

By shareholders' resolution dated 24.9.1999, the capital of [Euro] 255.645,94 had been increased by [Euro] 23.008,13 to [Euro] 278.654,07, divided into
109.000 shares issued at a price of [Euro] 102,26 (total amount of shares [Euro] 920.340,00). The new shares are profitable to start from January 1, 2000. At balance date, the capital increase has not yet been registered at the trade register. The payments received for the capital increase therefore have been presented under the balance position "payments received for the execution of the decided capital increase".

The capital stock of the company has been conditionally increased by resolution of the shareholders' assembly of September 24, 1999 by up to [Euro] 13.932,70 issuing at up to 5.450 new shares. The conditioned increase is meant to grant rights to employees and members of the management of SuperNet AG, respectively the shareholder Pegasus Beteiligung AG, respectively it's succession in title being entitled to hold certificates of participation, the issuance of which the shareholders' assembly dated 24.09.1999 of SuperNet AG has granted. The newly acquired shares take part at the benefices, which they are entitled to receive by option. At closing date, no certificates of participation have been attributed.

By additional resolution of the shareholders' assembly dated 10.12.1998, an authorised capital of KDM 250 has been created up to 1.12.2003.


OTHER FINANCIAL COMMITMENTS AND LEGAL LIABILITY

At December 31, 1999, the company has the following commitments which are spread as follows:


                                                 maturity 2000           maturity 2001          maturity 2005
OPERATING LEASES                                                           to 2004               and later
                                              --------------------    -------------------    ------------------
                                                      KDM                    KDM                    KDM

Vehicle leasing                                                14                     15                     0
Soft- and Hardware Leasing                                     77                    121                     0
                                              --------------------    -------------------    ------------------
                                                               91                    136                     0
                                              --------------------    -------------------    ------------------



                                                 maturity 2000          maturity 2001          maturity 2005
CONTRACT OF PREMISES                                                      to 2004               and later
                                              --------------------    -------------------    ------------------
                                                      KDM                    KDM                    KDM

Building                                                      139                    427                     0
                                              --------------------    -------------------    ------------------
                                                              139                    427                     0
                                              --------------------    -------------------    ------------------


SALES REVENUES

The turnover of 1999 has developed as follows:


                                                                                31.12.1999        31.12.1998
                                                                              ----------------  ---------------
                                                                                          KDM              KDM
Turnover:
SuperConnect                                                                              359                0
Hardware                                                                                   68                0
Web-Sites                                                                                 134                0
Other sales                                                                                65                0
                                                                              ----------------  ---------------
Total amount                                                                              626                0
                                                                              ----------------  ---------------


TAX ON INCOME

Due to the loss situation, no taxes on income have occurred. As a consequence, a cut-off for taxes only has been operated for the loss carry forward of the year.

The deferred taxes to be activated upon the loss carry forward are as follows:


                                                                                31.12.1999        31.12.1998
                                                                              ----------------  ---------------
                                                                                          KDM              KDM
:
Carry-forward of taxes                                                                  1.656               50

Deferred taxes                                                                            841               25
Depreciation                                                                              336               25
                                                                              ----------------  ---------------
                                                                                          505                0
                                                                              ----------------  ---------------


Due to uncertainties regarding the future utilisation of the loss carry-forwards, the position concerning deferred taxes has been depreciated at 40 %.


INCOME BY THE SHARE

The key number for the income by the share is computed as follows:

                                                                                                       1.1. to
                                                                                                    31.12.1999
                                                                                                            DM
Income of the period after taxes                                                                      -859.787
Weighed Average of the shares circulating during the period                                             80.000

Per Share                                                                                               -10,75


STAFF NUMBER

During the business year 1999, 8 employees (except management) have been employed. At the end of the business year 1999, a total of 9 employees have been employed.


EVENTS OCCURRING AFTER CLOSING DATE

By resolution of the management and with the approval of the supervisory board dated 22.02.2000, the authorised capital has been increased by DM 54.500, split in 10.900 shares and with an issue price of DM 91,92 a share.


MANAGEMENT OF THE COMPANY

Members of the management board are:

         Mr. Florian Zgunea, Neu-Isenburg (since December 1 1998)

According to par. 95 AktG (as well as to par. 6 of the corporate articles), the company has a supervisory board, which consists of 6 members; they are:

         Mr. Alexander Menche, Frankfurt,
         Prof. Dr. Klaus Steiner, Heidelberg
         Mr. Gerhard A. Koning, Kelkheim
         Dr. Michael Pesch, Weisbaden (since 24.09.1999)
         Mr. Volkmar Kruspig, Munich (since 24.09.1999)
         Mr. Heinz Beldi, Genf/Switzerland (since 24.09.1999)



Neu-Isenburg, March 2000





 ..............
Florian Zgunea